UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Not Applicable

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On January 4, 2017, Bonanza Creek Energy, Inc. (“Bonanza” or the “Company”) and certain of its subsidiaries (collectively with Bonanza, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to pursue the Debtors’ Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as proposed, the “Prepackaged Plan”). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Bonanza Creek Energy, Inc., et al. (Case No. 17-10015). No trustee has been appointed, and the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Debtors expect to continue their operations without interruption during the pendency of the Chapter 11 Cases. To maintain and continue uninterrupted ordinary course operations during the Chapter 11 Cases, the Debtors have filed a variety of “first day” motions seeking approval from the Court for various forms of customary relief.

The subsidiary Debtors in the Chapter 11 Cases are: Bonanza Creek Energy Operating Company, LLC; Bonanza Creek Energy Resources, LLC; Holmes Eastern Company, LLC; Rocky Mountain Infrastructure, LLC; Bonanza Creek Energy Upstream LLC; and Bonanza Creek Energy Midstream, LLC.

A summary of the key features of the Prepackaged Plan was included in Item 1.01 to our Current Report on Form 8-K filed on December 23, 2016. That description of the Prepackaged Plan does not purport to be complete and is qualified in its entirety by reference to the Prepackaged Plan, a copy of which is attached to the Disclosure Statement for Debtors’ Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code filed as Exhibit 99.2 to the Form 8-K filed on December 23, 2016.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	Credit Agreement dated as of March 29, 2011, as amended, restated, supplemented or otherwise modified from time to time, among Bonanza, as borrower, KeyBank National Association, solely in its capacity as administrative agent and issuing lender, and the lender parties thereto (the “RBL Credit Agreement” and the credit facility memorialized thereby, the “RBL Facility”);

•	Indenture, dated as of April 9, 2013, by and among Bonanza, as issuer, the guarantors named therein and Delaware Trust Company, as successor trustee (the “2021 Indenture” and the senior notes issued thereunder, the “2021 Notes”); and

•	Indenture, dated as of July 18, 2014, by and among Bonanza, as issuer, the guarantors named therein and Delaware Trust Company, as successor trustee (the “2023 Indenture” and the senior notes issued thereunder, the “2023 Notes”).

As of January 4, 2017, the Company had approximately (i) $191.7 million in outstanding obligations under the RBL Facility, (ii) $531.9 million in outstanding obligations under the 2021 Notes and (iii) $335.2 million outstanding under the 2023 Notes. The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases, the principal and accrued interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 7.01 Regulation FD Disclosure.

On January 4, 2017, Bonanza issued a press release announcing the filing of the Chapter 11 Cases, as described in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Bonanza’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

The Company cautions that trading in Bonanza’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Bonanza’s securities may bear little or no relationship to the actual recovery, if any, by holders of Bonanza’s securities in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements relate, in part, to (i) the Company’s ability to obtain approval by the Bankruptcy Court of the Prepackaged Plan or any other plan of reorganization, including the treatment of the claims of the Company’s lenders and trade creditors, among others; (ii) the Company’s ability to obtain approval with respect to motions in the Chapter 11 cases and the Bankruptcy Court’s rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general; (iii) the length of time the Debtors will operate under the Chapter 11 cases; (iv) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Debtors’ ability to develop and consummate the Prepackaged Plan or other plan of reorganization; (v) the potential adverse effects of the Chapter 11 cases on the Debtors’ liquidity, results of operations or business prospects; (vi) the ability to execute the Company’s business and restructuring plan; (vii) increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; and (viii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated January 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: January 4, 2017	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 4, 2017.